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                       SECURITIES & EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


      Date of Report (Date of earliest event reported): January 24, 1997



                          JACK CARL/312-FUTURES, INC.
            (Exact name of registrant as specified in its charter)


         Delaware                   0-15187                      36-3399452
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(State or other jurisdiction      (Commission                (IRS Employer
 of incorporation)                File Number)               Identification No.)


                200 West Adams Street, Chicago, Illinois 60606
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                   (Address of principal executive offices)


Registrant's telephone number, including area code:      312-407-5100
                                                   ------------------------


                                Not Applicable
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         (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS
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     On November 20, 1996, the Registrant announced the election of Joel
Eidelstein as President and Chief Executive Officer of Jack Carl/312-Futures,
Inc.

     The Company has adopted an open market stock repurchase program. These stock purchases will be limited to a maximum of 5 million shares and will terminate at fiscal year end, June 30, 1997, at which time Management of the Registrant will evaluate the program. Because the price of the Company's stock is presently trading below book value, the stock repurchase program is being instituted in an effort to enhance shareholder value.
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ITEM 7(c).  EXHIBITS
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     A copy of a press release dated November 20, 1996.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Jack Carl/312-Futures, Inc.
                                    -------------------------------------
                                                 (Registrant)


Date:  January 24, 1997

                                 By: /s/ Joel Eidelstein
                                    -------------------------------------
                                             Joel Eidelstein
                                       President and Chief Executive
                                       Officer